UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2015

Commission File Number: 000-50502

Millennium Healthcare Inc.

(Exact Name of registrant as Specified in Its Charter)

Delaware	11-3229358
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

68 South Service Road, Suite 100 Melville, New York 11747

(Address of principal executive offices)

516-628-5500

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 1, 2015, Millennium Healthcare Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock from 350,000,000 to 950,000,000 shares, effective immediately.

A copy of the Certificate of Amendment that stipulated the increase of the number of authorized shares of common stock is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Millennium Healthcare Inc.

DATE: September 8, 2015	By:	/s/
Noel Mijares
Chief Executive Officer